Leases	6 Months Ended
Jun. 30, 2022
Leases [Abstract]
Leases	Leases
The Company leases certain office space, laboratory space, and equipment. At the inception of an arrangement, the Company determines whether the arrangement is or contains a lease based on the unique facts and circumstances present.
Operating Leases
In September 2017, the Company executed an arrangement with Cell Therapy Catapult Limited to lease a manufacturing suite at the Cell and Gene Therapy Catapult manufacturing center in Stevenage, United Kingdom for a term through May 2021, at which time the Company had the option to renew or terminate the lease. The lease had a six-month rent-free period. In December 2018, the Company executed an additional lease arrangement for additional manufacturing space for a term through September 2023, at which time the Company has the option to renew or terminate the lease. In addition, in May 2020, the Company executed an arrangement with Cell Therapy Catapult Limited to lease a manufacturing suite at the Cell and Gene Therapy Catapult manufacturing center in Stevenage, United Kingdom for a term through April 2024.
In October 2018, the Company executed an agreement to sublease office space in Rockville, Maryland for a term through October 2021. The Company then terminated the sublease in February 2020 and immediately entered into a five-year lease for the same space with the landlord. The lease related to this facility is classified as an operating lease.
In January 2019, the Company executed a lease agreement with Whitewood Media Village GP Limited and Whitewood Media Village Nominee Limited to lease the fifth floor of MediaWorks including laboratory space. The Company has the option to terminate the lease in November 2026. In August 2021, MediaWorks became the Company's main corporate headquarters. The lease term is nine years and eleven months with an eighteen-month rent free period at the beginning of the lease term.
In January 2019, the Company executed a lease agreement to lease additional office and manufacturing space in Rockville, Maryland. The lease agreement required the Company to enter into a lease provided that the landlord completed the required leasehold improvements described in the agreement. The lease commenced in August 2020 for a term through June 2036. In March 2021, the Company announced plans to move the site of its global manufacturing headquarters to the United Kingdom from the United States. As a part of this strategy, the Company entered into a termination agreement with the landlord of its Rockville, Maryland property to terminate the lease for office and manufacturing space.
In February 2019 the Company entered into a fifteen-year lease for three manufacturing units in Enfield, United Kingdom with option to terminate the lease in February 2029. In addition to base rent, the Company is obligated to pay its proportionate share of building operating expenses and real estate taxes in excess of base year amounts. In March 2021, the Company surrendered one of the units. Upon the surrender, the Company recognized a $0.1 million gain in other (expense) income after recognizing a termination fee of $0.2 million. The Company has no further obligations for the surrendered unit and the right of use asset and lease liability which were recorded for this unit have been written off in the relevant period. The Company subleased two of the three units to two third parties with lease terms ranging from October, 2021 to February 2029 and October 2026, respectively. The Company is actively seeking to sublease or assign the lease arrangements relating to the final unit to a third party. The Company completed an asset impairment analysis of the right-of-use lease concluding the undiscounted cash flows exceeded the carrying value as of June 30, 2022.
The following table contains a summary of the lease costs recognized under ASU 2016-02 and other information pertaining to the Company’s operating leases for the three and six months ended June 30, 2022 and 2021 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
Lease costs	2022	2021	2022	2021
Operating lease costs	$1,180	$1,285	$2,439	$3,454
Variable costs	$317	$116	$452	$494
Short term lease costs	$75	$58	$112	$113
Total lease costs	$1,572	$1,459	$3,003	$4,061

	Six Months Ended June 30,
Other information	2022	2021
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash outflows from operating leases (in thousands)	$2,104	$2,279
Right-of-use assets obtained in exchange for new operating lease liabilities (in thousands)	$—	$(39,294)

Weighted-average remaining lease term - operating leases (in years)	5.2 years	5.6 years
Weighted-average discount rate - operating leases	7.17%	6.67%
Future fixed payments for non-cancellable operating leases in effect as of June 30, 2022 are payable as follows (in thousands):

Remainder of 2022	$2,674
2023	4,527
2024	3,911
2025	2,698
2026	2,470
Thereafter	4,298
Total lease payments	$20,578
Less: imputed interest	$(3,375)
Present value of lease liabilities	$17,203
Sublease Agreements
In October 2021, the Company entered into two separate sublease agreements with third parties for two manufacturing units in Enfield, United Kingdom which are currently leased by the Company. The annual lease payments to be received for each of subleased units is $0.1 million, over lease terms from October 2021 to February 2029 and October 2026, respectively. The Company received $0.1 million in rental deposits, arising from the sublease agreements which have been classified as restricted cash as of June 30, 2022. Both subleases have been classified as operating leases. The Company recognize sublease payments on a straight-line basis from the commencement of the sublease agreements.
The following table shows the sublease rental income for the three and six months ended June 30, 2022 and 2021 (in thousands):

	Statement of Operations Classification	Three Months Ended June 30,		Six Months Ended June 30,
Sublease rental income		2022	2021	2022	2021
Sublease rental income	Other expense, net	$61	$—	$126	$—
Total sublease rental income		$61	$—	$126	$—
Future fixed receipts for non-cancellable operating subleases in effect as of June 30, 2022 are receivable as follows
(in thousands):

Remainder of 2022	$125
2023	250
2024	250
2025	250
2026	195
Thereafter	219
Total lease payments receivable	$1,289